Exhibit 99.3

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT August 1, 2025 EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT Exhibit 99.3

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT

EVERSOURCE

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The first half and second quarters 2025 and 2024 earnings discussion includes a financial measure, EPS by business, that is not recognized under generally accepted accounting principles (non-GAAP), and is calculated by dividing the net income attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. Full year 2024 earnings discussion includes a non-GAAP financial measure referencing earnings and EPS excluding a loss on the sales of the offshore wind equity method investments and a loss on the pending sale of the Aquarion water distribution business. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the impacts of the loss on the offshore wind equity method investments and the loss on the pending sale of the Aquarion water distribution business are not indicative of Eversource Energy's ongoing costs and performance. Management views these charges as not directly related to the ongoing operations of the business and therefore not an indicator of baseline operating performance. Due to the nature and significance of the effect of these items on net income attributable to common shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers of this report in analyzing historical and future performance of the business. These non-GAAP financial measures should not be considered as alternatives to reported net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance. Eversource Energy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of U. S. federal securities laws. Readers can generally identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "pending," "anticipate," "intend," "plan," "project," "believe," "forecast," "would," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause actual results or outcomes to differ materially from those contained in forward-looking statements, including, but not limited to cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; the ability to qualify for investment tax credits and investment tax credit adders; variability in the costs and final investment returns of the Revolution Wind offshore wind project as it relates to the purchase price post-closing adjustment under the terms of the sale agreement for the project; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, tariffs, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations, Presidential executive orders or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC)and are updated as necessary and available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov, and management encourages you to consult such disclosures.

All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT Agenda Business Update ▪ Key Strategic Priorities ▪ Quarterly Highlights 2 Joe Nolan Chairman, President & CEO John Moreira EVP, CFO & Treasurer Financial Update ▪ Q2 2025 Financial Results ▪ Regulatory Update ▪ Balance Sheet & Credit Metrics

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT AUGUST 1, 2025 Chairman, President & Chief Executive Officer Joe Nolan Business Update

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT Aligned with providing reliable, resilient and affordable service for customers, while driving shareholder value Our Key Strategic Priorities for 2025 Building FY 2025 momentum to achieve long - term EPS growth of between 5% and 7% Fully Regulated Business Model Balance Sheet Health Energy Transition Focus on being a 100% regulated utility making investments in line with state policies keeping in mind customer reliability and affordability Continue to strengthen Balance Sheet and enhance FFO to Debt ratio Continue leading the energy transition in New England with ~ $2B in T&D energy investments through 2029 5 - Year Capital Plan Commence capital investment in ESMP within a robust capital plan of $24.2 billion through 2029 – with 60% of distribution capital investment in MA Sustainable Long - Term Growth 4

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT 5 Second Quarter Highlights EPS of $0.96 ▪ Slightly better than prior year 2025 and Long - Term Guidance ▪ Reaffirm 2025 EPS guidance of $4.67 - $4.82 and long - term EPS growth rate of 5% - 7% through 2029 Reliability & Storm Restoration ▪ Top decile reliability during record - breaking heatwaves; quick power restoration after significant storm over Fourth of July weekend Sustainability Report ▪ Issued the 2024 report highlighting sustainability priorities, accomplishments and performance Regulatory Matters ▪ Made progress on regulatory fronts across our service territory

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT Investing in Infrastructure for a Strong Grid ▪ AMI Deployment in Massachusetts – AMI communication network in western MA substantially complete; network installation in eastern MA commenced – Smart meter installation started in western MA ▪ Cambridge Underground Substation – Excavation completed to 60 feet below ground – Excavation started to the final depth of ~105 feet below ground ▪ Battery Storage System Recognition – Outer Cape Battery Energy Storage System was one of Energy Systems Integration Group’s 2025 Excellence Award winners 6

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT 7 Revolution Wind Onshore Substation – As of July 24, 2025

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT AUGUST 1, 2025 Executive Vice President, Chief Financial Officer & Treasurer John Moreira Financial Update

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT Second Quarter and First Half 2025 Financial Results 9 Change 1H 2024 1H 2025 Change 2Q 2024 2Q 2025 $0.07 $1.04 $1.11 $0.02 $0.54 $0.56 Electric Transmission 0.05 0.90 0.95 0.02 0.42 0.44 Electric Distribution 0.07 0.61 0.68 0.02 0.08 0.10 Natural Gas Distribution 0.01 0.04 0.05 0.02 0.02 0.04 Water Distribution (0.18) (0.16) (0.34) (0.07) (0.11) (0.18) Parent & Other $0.02 $2.43 $2.45 $0.01 $0.95 $0.96 Reported EPS (GAAP)

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT ▪ PSNH filed June 2024 for a $182 million increase, revised to $103 million in June 2025 after moving deferred storm costs to another docket ▪ Received permanent rate increase of $100 million ▪ Temporary increase of $61 million was in place since August 1, 2024 ▪ New rates effective August 1, 2025 ▪ 9.5% return on equity, 50% equity capital structure ▪ Performance Based Ratemaking approved, 4 - year term with annual adjustments for inflation + 1.42% ▪ Approved the proposed SAIDI and SAIFI performance metrics ▪ Annual storm cost recovery in base rates increased from $12 million to $19 million ▪ Earnings sharing mechanism provides 75% of earnings to customers over 9.75% ROE 10 New Hampshire Rate Case Highlights – Decision received July 25, 2025

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT Regulatory Progress in Massachusetts and Connecticut Massachusetts ▪ EGMA Rate Base Reset for rates effective November 1, 2024 – November 2024 rate increase of $77 million – November 2025 rate increase of $62 million ▪ NSTAR Gas PBR adjustment for rates effective November 1, 2024 – November 2024 rate increase of $12 million – Filed rate base roll - in, expect rate change November 1, 2025 ▪ NSTAR Electric PBR adjustment for rates effective January 1, 2025 – January 2025 rate increase of $56 million Connecticut ▪ Yankee Gas Rate Case Filing – Final Decision expected in October for rates effective November 1, 2025 ▪ Performance Based Ratemaking Docket – Proposed Decision received; Final Decision expected later this year ▪ CL&P RAM decision for rates effective May 1, 2025 – Average residential customer bill saw a 6% reduction 11

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT $1,448 $1,328 $1,406 $1,392 $1,363 $1,334 $1,312 $1,772 $1,871 $1,965 $2,231 $2,143 $1,958 $1,918 $998 $1,023 $1,094 $1,164 $1,184 $1,259 $1,297 $162 $163 $213 $260 $256 $222 $222 $225 $227 $4,593 $4,645 $4,721 $5,009 $4,912 $4,776 $4,754 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 2023A 2024A 2025E 2026E 2027E 2028E 2029E Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities $ In Millions $24.2 Billion 2025 - 2029 2025 – 2029 Projected Capital Expenditures for Core Businesses * 12 * The capital expenditure plan for 2025 to 2029 excludes investments in Eversource’s water business due to the pending sale o f A quarion and excludes Connecticut AMI. Potential for incremental investments during this forecast period of $1.5B - $2B

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT
EVERSOURCE

Continued Progress Strengthening Balance Sheet & Credit Metrics

Ratings Agency Downgrade Thresholds & FFO to Debt Results


Threshold: 13%
11.5%
9%
13.7%
12%
Threshold: 12%
Moody's
Baa2 / Negative
(CFO Pre-W/C to Debt)
S&P
BBB / Stable
(FFO to Debt)
ES 12/31/2024 FFO to Debt
ES 3/31/2025 FFO to Debt

Q1 2025 improvement enhances credit cushion relative to downgrade thresholds and provides incremental financing flexibility and supports our credit metrics

Balance Sheet & Credit Rating Priorities:

- ✓ Maintaining solid credit ratings
- ✓ Track record of executing on FFO enhancement strategy (i.e., business dispositions, equity issuances, and regulatory recoveries)
- ✓ Employing a balanced equity and debt funding plan to support capital structure targets and credit metrics
  - $1.2 billion ATM issuance program to finance the capital investment program through 2029
  - DRSPP equity $600 million through 2029
- ✓ Constructive rate case outcomes and strategic priorities to further strengthen credit profile

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EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT Cash Flow Enhancement Drivers 14 $ in millions 2024 & 2025 x 2023 Under Recoveries $600 x South Fork Wind Tax Equity Investment $500 x Incremental Storm Cost Recovery $200 x Ørsted Sale Gross Proceeds $230 x GIP Sale Gross Proceeds $875 x ATM Equity Issuances $1,200 x Rate Increases $300 - $400 Sale of Water Business $1,600 Beyond 2025 Rate Increases Constructive Cost Recovery for Incremental Distribution Investment Deferred Storm Cost Recovery (85% of costs under review or currently in rates) O&M Cost Discipline Equity Issuances to Fund Capital Investments On track to enhance cash flows and strengthen balance sheet

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT 2025 Parent Debt and Equity Issuances and Maturities 15 New Shares ▪ At - The - Market Program for $1.2 billion of equity issued 3.4 million shares through June 2025 with net proceeds of $218 million. The majority of this equity is expected to be issued towards the back half of the forecast period Treasury Shares ▪ Dividend reinvestment, employee equity programs continue with approximately 1 million shares issued through June 2025 Equity Issuances 2025 Maturities Maturity Size/Coupon Company Jan 15, 2025* $300M @ 3.15% Parent Aug 15, 2025 $300M @ 0.80% Parent * Paid at maturity 2026 Maturities Maturity Size/Coupon Company Mar 15, 2026 $250M @ 3.35% Parent May 15, 2026 $450M @ 4.75% Parent Aug 15, 2026 $300M @ 1.40% Parent

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT $2.81 $2.96 $3.11 $3.25 $3.45 $3.64 $3.86 $4.09 $4.34 $4.57 $4.67 - $4.82 2015A* 2016A 2017A 2018A 2019A* 2020A* 2021A* 2022A* 2023A* 2024A* 2025E 2026E 2027E 2028E 2029E * Reflects non - GAAP results, excludes nonrecurring charges 16 Proven Track Record of Earnings and Dividend Performance

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT AUGUST 1, 2025 Q&A 17

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT APPENDIX 18

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT Eversource - A Pure Play Pipes and Wires Regulated Utility & the Largest in the New England Region 19 4.6M CUSTOMERS 3.4M Electric, 901k Gas, 248k Water 60K DISTRIBUTION MILES 19K Underground Lines 4.5K TRANSMISSION MILES $23B CURRENT MARKET CAPITALIZATION As of June 30, 2025 $31B 2024 RATE BASE (Excluding Water) $60B TOTAL ASSETS As of December 31, 2024 ~10,700 EMPLOYEES As of YE 2024 63.5 SYSTEM AVG MIN INTERRUPTION DURATION (SAIDI) 2024 21.2 AVG MONTHS BETWEEN INTERRUPTIONS (MBI) 2024 19

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT $ in Millions $1.9 Billion Increase in 2025 - 2028 Core Business Investments Primarily in Transmission 20 26% 44% 25% 5% Feb 2024 Plan* Electric Transmission Electric Distribution Natural Gas Distribution IT and Facilities 28% 43% 24% 5% Feb 2025 Plan* Electric Transmission Electric Distribution Natural Gas Distribution IT and Facilities $923 $601 $304 $27 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Spending Increase from February 2024 Plan Electric Transmission Electric Distribution Natural Gas Distribution IT and Facilities ~$1.9 Billion * The charts above represent segment percentages of total investments for the years 2025 through 2028, the same four years represented by both plans. The water segment has been excluded from both plans due to the pending sale of Aquarion.

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT 37% 34% 43% 43% 20% 23% 2023 Rate Base Projected 2029 Rate Base $26.4 billion* $41.9 billion* * Rate base estimates exclude certain CWIP balances which totaled approximately $2.2 billion at the end of 2023 and are expected to increase to approximately $3.3 billion by the end of 2029 Rate Base Growth Driven by Regulated Businesses 21 Transmission Electric Distribution Natural Gas Distribution

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT Pure Play Pipes and Wires Regulated Utility Rate Base Growth 2023 to 2029* 22 35% 30% 29% 6% 2023 Transmission MA (D) CT (D) NH (D) 35% 37% 21% 7% 2029 (Forecasted) Transmission MA (D) CT (D) NH (D) * The rate base amounts for 2023 and 2029 exclude investments in Eversource’s water business due to the pending sale of Aquarion .

EVERSOURCE ENERGY Q2 2025 EARNINGS REPORT Eversource Recognition For the 5 th consecutive year received the HIRE Vets (Honoring Investments in Recruiting and Employing American Military Veterans) Gold Medallion Award — a federal - level recognition as an employer committed to veteran hiring, retention, and professional development. Named as one of America’s Climate Leaders by USA TODAY and Statista for the 3 rd year in a row. Ranked #1 among energy companies and utilities nationwide for the highest core emissions reduction year - over - year. Recognized for the 6 th year in a row in Newsweek’s list of America’s Most Responsible Companies based on our corporate social sustainability performance and reputation. Named the #1 utility and for the 6 th consecutive year included in the top 100 in Just Capital and CNBC’s list of America’s Most JUST Companies, a ranking of the most responsible publicly traded companies. The TIME World's Best Companies 2024 reinforces our reputation as a company that provides an exceptional workplace environment and employment opportunities. Included as a constituent of the FTSE4Good Index Series, designed to identify companies that demonstrate strong environmental, social and governance practices measured against globally recognized standards. Recognized in the 2024 Healthiest 100 Workplaces in America, an awards program created to honor people - first organizations that prioritize the well - being of their employee population. 23